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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 14, 2000

Versicor Inc.
(Exact Name of Registrant As Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31145 (Commission File Number)	04-3278032 (I.R.S. Employer Identification Number)

34790 Ardentech Court, Fremont, California 94555
(Address of Principal Executive Offices) (Zip Code)

(510) 739-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events.

        Attached hereto as Exhibit 3.2 is the final approved version of our amended and restated bylaws.

        This Current Report on Form 8-K does not amend the disclosures contained in the Description of Capital Stock contained in our registration statement on Form S-1, effective August 2, 2000. In addition, this Current Report on Form 8-K does not amend the disclosures contained in:

  •
  the Form 8-A we filed with the Securities and Exchange Commission (SEC) on July 25, 2000, which incorporates by reference the Description of Capital Stock contained in our registration statement on Form S-1, effective August 2, 2000; or

  •
  the Form 8-A we filed with the SEC on July 11, 2001, which relates to certain rights to acquire shares of our Series A Junior Participating Preferred Stock under our Rights Agreement with American Stock Transfer & Trust Company.

        References in this Form 8-K to "us," "we," "our" or "company" mean Versicor Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

                The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Versicor Inc.

1

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSICOR INC. (Registrant)
Date: March 22, 2002	By:	/s/ GEORGE F. HORNER, III George F. Horner, III President and Chief Executive Officer

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Versicor Inc.

2

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX